                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 27, 1996



                       GREEN TREE FINANCIAL CORPORATION
                  as originator of Recreational, Equipment &
                             Consumer Trust 1996-D
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            (Exact name of registrant as specified in its charter)


        Delaware                   01-08916                       41-1807858
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(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code: (612) 293-3400
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                                Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.
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         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.
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         Not applicable

ITEM 3.  Bankruptcy or Receivership.
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         Not applicable

ITEM 4.  Changes in Registrant's Certifying Accounting.
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         Not applicable

ITEM 5.  Other Events.
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         On December 27, 1996, the Registrant sold approximately $380,000,000 of Floating Rate Asset-Backed Notes and Asset-Backed Certificates issued by Green Tree Recreational, Equipment & Consumer Trust 1996-D, consisting of a pool of retail installment sales contracts for the purchase of a variety of consumer products and equipment and certain related property conveyed by Green Tree Financial Corporation.

ITEM 6.  Resignations of Registrant's Directors.
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         Not applicable

ITEM 7.  Financial Statements and Exhibits.
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         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable

         (c) Exhibits.

             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

             Exhibit No.     Description
             -----------     -----------

                 4.1 Sale and Servicing Agreement between Green Tree Recreational, Equipment & Consumer Trust 1996-D and Green Tree Financial Corporation, as Seller and Servicer, dated as of December 1, 1996.

                 4.2 Trust Agreement dated as of December 1, 1996, among Green Tree Financial Corporation, as depositor, Green Tree Second GP Inc., and Wilmington Trust Company, as owner trustee.

                 4.3 Indenture dated as of December 1, 1996, between Green Tree Recreational, Equipment & Consumer Trust 1996-D and First Trust National Association, as trustee.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 1997        GREEN TREE FINANCIAL
                             CORPORATION
                             as originator of Recreational, Equipment
                             & Consumer Trust 1996-D


                             By: /s/ Phyllis A. Knight
                                 ------------------------------------
                                 Phyllis A. Knight
                                 Vice President and Treasurer

INDEX TO EXHIBITS


Exhibit
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Number                                                               Page
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4.1         Sale and Servicing Agreement between Green Tree
            Recreational, Equipment & Consumer Trust 1996-D and
            Green Tree Financial Corporation, as Seller and
            Servicer, dated as of December 1, 1996.

4.2         Trust Agreement dated as of December 1, 1996, among
            Green Tree Financial Corporation, as depositor,
            Green Tree Second GP Inc., and Wilmington Trust
            Company, as owner trustee.

4.3         Indenture dated as of December 1, 1996, between Green
            Tree Recreational, Equipment & Consumer Trust
            1996-D and First Trust National Association, as trustee.